UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Groupon, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend the Company's Current Report on Form 8-K filed on March 16, 2023 (the "Original Form 8-K") in order to correct an error included in the press release issued on March 16, 2023 and attached as Exhibit 99.1 to the Original Form 8-K as provided in Item 2.02 below. There are no other changes to the information contained in the Original Form 8-K. In addition, the Company has made conforming corrections to the slide presentation that was utilized in conjunction with the Company's earnings call and made available on the Company's investor relations website.

Item 2.02     Results of Operations and Financial Condition
On March 16, 2023, the Company issued a press release announcing its financial results for its fiscal quarter ended December 31, 2022 and furnished a press release with the Original Form 8-K. The press release contained an error in the reconciliation of GAAP Selling, general and administrative to non-GAAP selling, general and administrative for the years ended December 31, 2019 and December 31, 2022.
The following presents the corrected reconciliation of GAAP Selling, general and administrative to non-GAAP selling, general and administrative:

	Year Ended December 31,
	2019	2022
Selling, general and administrative	$806,945	$481,375
Less: Stock-based compensation (1)	(74,324)	(28,557)
Less: Depreciation and amortization (1)	(70,370)	(30,109)
Non-GAAP selling, general and administrative	$662,251	$422,709
(1) Represents the amounts of Stock-based compensation and Depreciation and amortization recorded within GAAP Selling, general and administrative expense and does not include the amounts recorded within Cost of revenue or Marketing.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: March 22, 2023
By: /s/ Damien Schmitz Name: Damien Schmitz Title: Chief Financial Officer